UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2013

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On October 16, 2013, First Community Corporation (FCCO), holding company for First Community Bank, issued a press release announcing its financial results for the period ended September 30, 2013. The Company announced that the Board of Directors has approved a cash dividend for the third quarter of 2013.  The company will pay a $.06 per share dividend to holders of the company’s common stock.  This dividend is payable on November 15, 2013, to shareholders of record as of October 31, 2013.

A copy of the press release is attached hereto as Exhibit 99.1.

FCCO has filed a preliminary proxy statement/prospectus on Form S-4 concerning the proposed merger with Savannah River Financial Corporation with the Securities and Exchange Commission (the “SEC”).  This document is not yet final and will be amended. WE URGE INVESTORS TO READ THE DEFINITIVE VERSION OF THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings by FCCO, at the SEC’s internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, SC 29072, Attention: Michael Crapps.

The directors and executive officers of FCCO and other persons may be deemed to be participants in the solicitation of proxies from FCCO shareholders in connection with the proposed merger.  Information regarding FCCO’s directors and executive officers is available in its definitive proxy statement (form type DEF 14A) and additional definitive proxy soliciting materials filed with the SEC for FCCO’s 2013 annual shareholder meeting.  Other information regarding the participants in the FCCO proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 8.01.  Other Events.

The information set forth in Item 2.02 of the Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibit

99.1	Earnings Press Release for the period ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

	By:	/s/ Joseph G. Sawyer
	Name:	Joseph G. Sawyer
	Title:	Chief Financial Officer

Dated: October 16, 2013

Exhibit List

99.1	Earnings Press Release for the period ended September 30, 2013.